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                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY







                  AMENDMENT TO AGREEMENT BETWEEN SELFCARE, INC.
                      AND PRINCETON BIOMEDITECH CORPORATION


         THIS AMENDMENT TO AGREEMENT BETWEEN SELFCARE, INC. AND PRINCETON BIOMEDITECH CORPORATION is made as of August 6, 1997 by and between Selfcare, Inc., a Delaware corporation with its principal place of business at 200 Prospect Street, Waltham, Massachusetts 02154 ("SELFCARE"), and Princeton BioMeditech Corporation, a New Jersey corporation with its principal place of business at 4242 U.S. Rt. 1, Monmouth Junction, New Jersey 08852 ("PBM").

         WHEREAS, Selfcare and PBM are parties to that certain Agreement between Selfcare, Inc. and Princeton BioMeditech Corporation executed by PBM on March 19, 1996 and by Selfcare on March 22, 1996 (the "MANUFACTURING AGREEMENT");

         WHEREAS, the parties wish to extend the term of certain provisions of the Manufacturing Agreement and to make certain amendments thereto;

         NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter set forth and intending to be legally bound, the parties hereby agree as follows:

1.                AMENDMENTS TO MANUFACTURING AGREEMENT

The parties hereby agree that the Manufacturing Agreement shall be amended as follows:

         (a) Section 1 of the Manufacturing Agreement is hereby deleted and the following is inserted in its place:

         1) Selfcare will purchase certain HCG cassette tests from PBM for both Selfcare brands as well as private label distribution for four years beginning on July 1, 1997 (that four-year period hereinafter to be called the "DESIGNATED TERM" and each successive 365-day period during the Designated Term to be known respectively as the "FIRST CONTRACT YEAR", "SECOND CONTRACT YEAR", "THIRD CONTRACT YEAR" or "FOURTH CONTRACT YEAR"). PBM will provide the cassettes with desiccant and a dropper in printed pouches to Selfcare's specifications. For the First
         Contract Year, Selfcare will purchase a minimum of        cassettes
         at a price of      each. This price is based upon Selfcare continuing
         its current practice of supplying to PBM the plastic devices for the cassettes and paying the cost of printing on the devices and the cost of shipping such devices to PBM. This price shall be renegotiated from time to time, if (i) Selfcare does not continue its current practice to supply the plastic devices for the cassettes and/or pay for the printing and shipping costs or (ii) significant changes occur in the marketplace to significantly erode Selfcare's ability to aggressively market the





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         product. The two parties will work together to lower the cost of
         product. Selfcare will purchase a minimum of         cassettes during
         the Second Contract Year,         cassettes during the Third Contract
         Year, and         cassettes during the Fourth Contract Year, at
         prices to be mutually agreed by the parties based on market conditions.

         (b) Section 2 of the Manufacturing Agreement is hereby deleted and the following is inserted in its place:

         2) Selfcare will purchase certain midstream HCG sticks from PBM for Selfcare brands during the Designated Term. PBM will supply the sticks in Princeton's plastic parts in printed pouches to Selfcare's specifications. During the First Contract Year, Selfcare will purchase
         a minimum of         STICKS at a price of       each. This price shall
         be renegotiated from time to time, if significant changes occur in the marketplace to significantly erode Selfcare's ability to aggressively market the product. The two parties will work together to lower the
         cost of production. Selfcare will purchase a minimum of       sticks
         during the Second Contract Year,         sticks during the Third
         Contract Year, and         sticks during the Fourth Contract Year, at
         prices to be mutually agreed by the parties based on market conditions.

         (c) Section 3 of the Manufacturing Agreement is hereby deleted and the following is inserted in its place:

         3) (a) Selfcare will purchase certain LH cassettes from PBM for both Selfcare brands, as well as private label distribution during the Designated Term. PBM will supply the cassettes in Princeton's plastic parts in printed pouches to Selfcare's specifications. During the First
         Contract Year, Selfcare will purchase a minimum of         LH cassettes
         at a price of        each. This price shall be renegotiated from time
         to time, if significant changes occur in the marketplace to significantly erode Selfcare's ability to aggressively market the product. The two parties will work together to lower the cost of
         product. Selfcare will purchase a minimum of         LH cassettes
         during the Second Contract Year,        cassettes during the Third
         Contract Year, and cassettes during the Fourth Contract Year, at prices to be mutually agreed by the parties based on market conditions.

         (b) Selfcare will purchase certain LH sticks from PBM for both Selfcare brands, as well as private label distribution during the Designated Term. PBM will supply the sticks in Princeton's plastic parts in printed pouches to Selfcare's specifications. During the First Contract
         Year, Selfcare will purchase a minimum of         LH sticks at a price
         of        each. This price shall be renegotiated from time to time, if significant changes occur in the marketplace to significantly erode Selfcare's ability to aggressively market the product. The two parties will work together to lower the cost of product. Selfcare will purchase
         a minimum of         LH sticks during the Second Contract Year,
                 sticks during the Third Contract Year, and         sticks
         during the Fourth Contract Year, at prices to be mutually agreed by the parties based on market conditions.


2.                 GENERAL PROVISIONS

         (a) As amended hereby, the Manufacturing Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and approved.


         (b) This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Agreement between Selfcare, Inc. and Princeton BioMeditech Corporation as of the date first written above.


                                    SELFCARE, INC.

                                    By: /s/ Kenneth D. Legg
                                        ----------------------------------------
                                        Name: Kenneth D. Legg



                                    PRINCETON BIOMEDITECH CORPORATION

                                    By: /s/ Jemo Kang
                                        ----------------------------------------
                                        Name: Jemo Kang
                                              ----------------------------------